PFM MULTI-MANAGER SERIES TRUST
(the “Trust”)

Supplement dated August 19, 2025 to
to the Trust’s Summary Prospectuses, Prospectus and Statement of Additional Information
each dated January 28, 2025, as supplemented, for the
First American Multi-Manager Domestic Equity Fund
First American Multi-Manager Fixed-Income Fund
First American Multi-Manager International Equity Fund

This supplement provides new and additional information to the Summary Prospectuses, Prospectus and Statement of Additional Information (SAI), each dated January 28, 2025, as supplemented, for the First American Multi-Manager Domestic Equity Fund (Domestic Equity Fund), the First American Multi-Manager Fixed-Income Fund (Fixed-Income Fund) and the First American Multi-Manager International Equity Fund (International Equity Fund) (each, a Fund). You can find the Summary Prospectus, Prospectus and SAI, as well as other information about each Fund, for the Domestic Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/DomesticEquity.html, for the International Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/InternationalEquity.html, and for the Fixed-Income Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/FixedIncome.html. You may also obtain this information at no charge by calling 1-800-527-5412.
Fixed-Income Fund
Penn Mutual Asset Management, LLC (PMAM) is no longer a sub-adviser of the Fixed-Income Fund and references to PMAM and any portfolio managers associated with PMAM are hereby removed from the Summary Prospectus, Prospectus and SAI.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI for future reference.